PEDEVCO

PEDEVCO
NYSE American: PED



Investor Presentation
Spring 2022

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward-looking statements when you see us using words such as "expect", "will", "anticipate," "indicate," "estimate," "believes," "plans" and other similar expressions. It is important to note that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties. Actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statement include: the preliminary nature of well data, including permeability and gas content, and commercial viability of the wells; risk and uncertainties associated with exploration, development and production of oil and gas; drilling and production risks; limited and potentially inadequate cash resources; matters affecting the oil and gas industry generally; lack of oil and gas field goods and services; environmental risks; changes in laws or regulations affecting our operations; the future price of oil and natural gas; any delay or inability to obtain necessary approvals or consents from third parties; our ability to maintain our listing on the NYSE American; the effect of global pandemics, political conditions, and military actions on our operations, liquidity and financing conditions; as well as other risks described in PEDEVCO Corp.'s public filings with the U.S. Securities and Exchange Commission (the "SEC"). We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.

Definition of Technical Terms: Certain technical terms used in this presentation associated with descriptions of the potential for oil and gas properties are not consistent with "Proved Reserves" as defined by the SEC.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance.

In this document, we may rely on and refer to information regarding our properties which we obtained from market research reports, third parties and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

Note to Investors: This presentation may contain information about adjacent properties on which we have no right to explore or develop. Investors are cautioned that petroleum deposits on adjacent properties are not necessarily indicative of such deposits on our properties. This document is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted.

Investment Highlights

Strong Balance Sheet, Financial Flexibility and Excellent Liquidity	▪ NYSE American: PED ▪ Strategic investor and new management team acquired control of the company in June 2018 and eliminated $75.0 million in secured and unsecured debt ▪ Pristine balance sheet. ~$120MM market capitalization, zero debt, $20MM+ cash reserve ▪ Optimal vehicle for industry consolidation. Publicly traded stock currency can be used in transactions
Strategy & Focus	▪ Growth through development of current assets, additional acquisitions, and M&A ▪ Permian strategy is to become the premier operator focused on the development of conventional assets using unconventional technologies ▪ D-J Basin strategy is to partner with experienced D-J Basin focused operators and participate in projects that meet our internal economic hurdle rates
Low-Risk Inventory of Growth Opportunities	▪ Permian - ~33,000 net acres with ~30,000 acres HBP. 150+ gross high quality drilling locations. Existing infrastructure that can be leveraged for full scale development (electricity grid in place, owned & operated saltwater disposal (SWD) system, access roads) ▪ D-J Basin - ~11,600 net acres HBP. 150+ gross high quality drilling locations. Wattenberg Extension has been proved up with great success in the past 3 years to include all PED acreage
Legacy Fields with Shallow Decline and Substantial OOIP	▪ Permian Operated - 49 MMBOE cumulative production from multiple San Andres zones with more than 800 MMBO remaining in-place ▪ Permian Operated - Largely contiguous, long-lived San Andres oil fields with substantial vertical control and underdeveloped, as modern D&C technologies and techniques were not applied until PEDEVCO acquired the fields ▪ D-J Basin Operated and Non-operated - Large inventory of high rate of return drilling projects

PEDEVCO has Executed the "Reset"

PEDEVCO Vs. Peers[1] | Price Performance Since Acquisition[2]



PED vs. XOP
9/4/2018 Closed $21.3MM Acquisition of Northwest Shelf Assets
8/26/2020 Announced initiation of SandRidge Permian Trust Exchange Offer
Float, liquidity and trading volume are up significantly since August 2020. Average trading volume >500,000 shares per day
Spring 2020 Pandemic hits causing major disruption to oil markets and world economy
02/19/2019 04/04/2019 Announced a series of debt conversions to equity
6/26/2018 Closed $7.7MM Strategic investment erasing over $75MM in debt, $64MM increase in Shareholders Equity
344%
(25%)
900%
800%
700%
600%
500%
400%
300%
200%
100%
0%
-100%
-200%
6/1/2018
8/1/2018
10/1/2018
12/1/2018
2/1/2019
4/1/2019
6/1/2019
8/1/2019
10/1/2019
12/1/2019
2/1/2020
4/1/2020
6/1/2020
8/1/2020
10/1/2020
12/1/2020
2/1/2021
4/1/2021
6/1/2021
8/1/2021
10/1/2021
12/1/2021
2/1/2022
PED Return
XOP Return

(1) SPDR S&P Oil & Gas Exploration & Production ETF (XOP)
(2) Source: Yahoo! Finance

- **PEDEVCO has demonstrated success by executing on key catalysts and "resetting" the story with the Street, bucking the trend and creating value throughout a severely depressed market**

1. Cleaned the capital structure, retiring $75 million of debt, and inserted experienced management team - positioned to be an acquisition platform
2. Identified a transformational acquisition and entered the Permian Basin
3. Conversion of $55.1MM of debt used to fund acquisitions and development into common equity through two deleveraging transactions
4. Attempted acquisition of SandRidge Permian Trust. Offer was rescinded by PED after operator of assets stripped the Trust of assets
5. PED stock price is up over 340% since the 2018 restructuring transaction through February 2022

Meaningful Proved Reserve Profile

- Oil weighted reserves drive value creation
  - 82% oil
  - $196 million PV-10 (at $66.56 oil price)
- Grow reserves and production through low-risk San Andres infill drilling development program and non-operated participation in D-J Basin asset

Year End 2021 Reserves (SEC Pricing) (1)					
Reserve Categories	Oil (MBbls)	Gas (MMcf)	NGL (MBbls)	Total (MBoe)	PV-10 (2) ($M)
Proved Developed	1,873	1,837	34	2,214	$46,821
Proved Undeveloped	10,192	11,043	454	12,486	$149,837
Total Proved Reserves	**12,065**	**12,880**	**488**	**14,700**	**$196,658**

Proved Reserves by Commodity (MBOE)



Gas 15%
NGL 3%
Oil 82%

2021YE

Proved PV10 by Basin ($M)



DJ 28%
Permian 72%

2021YE

Proved Reserves (MBOE)



14,032
14,113
14,700
2019YE
2020YE
2021YE

(1) Reserves prepared by Cawley, Gillespie & Associates, Inc.
(2) Year end 2021 SEC Pricing – Oil $66.56/bbl, Gas $3.598/MMBtu

PEDEVCO

Industry Consolidation

E&P Sector Consolidation – PED's Role

PEDEVCO
NYSE American: PED

- **Challenges facing small E&P companies**
  - Volatile oil and gas prices over the past several years significantly impaired the ability for small operators to be consistently profitable (asset level returns comparable to larger companies; corporate returns are lower due to G&A burden)
  - Market's current directive that operators must live within cashflow was nearly impossible to achieve for most small growth-oriented companies until prices rebounded in 2021
  - A&D market is challenged – bid/ask spreads are preventing deals from transacting
  - Economies of scale cannot be achieved without full scale development programs which most small operators cannot afford or manage
  - High G&A burdens spread across smaller asset base impairs corporate returns
  - High debt levels continue to plague the industry
  - No IPO market, no follow-on market, banks are exiting the sector and hesitant to lend, capital availability is scarce
  - Many private equity portfolio companies are still reeling from the past downturn and funds are nearing end of life
    - Private Equity exits are needed
- **The best solution to all these problems is industry consolidation to achieve economies of scale in operations, development and G&A utilizing existing public vehicles (permanent capital) with low leverage**
- **PED is the perfect rollup vehicle**
  - No debt, cash on balance sheet, good liquidity, highly successful raising money through PIPE market and public offerings
  - Major investor with a controlling position and a management team that is flexible and deal-oriented
  - Fully-compliant with NYSE American rules and regulations, financials and reserves fully audited (clean company)
  - Good long lived "oily" asset base with lots of growth opportunity

Consolidation of Current Asset Base - Horizontal San Andres Activity

Northwest Shelf San Andres Play


PEDEVCO
Apache
Texas S
Cochran
Hockley
RILEY PERMIAN
STEWARD
OXY
Yoakum
Terry
RING ENERGY
Apache
Seagraves
OCCIDENTAL PERMIAN LTD.
APACHE CORPORATION
WALSH PETROLEUM, INC.
RIDGEWAY ARIZONA OIL CORP.
STEWARD ENERGY II, LLC
RILEY PERMIAN OPERATING CO, LLC
RING ENERGY, INC.
DEVON ENERGY PRODUCTION COMPANY, LP
SILVER CREEK PERMIAN OP CO, LLC
EOR OPERATING COMPANY
RING ENERGY, INC

Source: Enverus

Consolidation Highlights

- PED is one of only three public companies primarily focused on the horizontal San Andres play
- PED in under 4 years has acquired over 33,000 net acres in the play
- PED has bid on several large asset packages, however current bid/ask spreads have prevented a large transaction
- Several large PE backed companies in the play will require an exit over the coming years. However, the market has prevented recent non-distressed exits. PED can provide the vehicle to exit
- Majors (OXY, APA, XOM, CVX etc.) hold legacy assets with significant base production throughout the San Andres on the Northwest Shelf and Central Basin Platform, however, few have developed horizontally
- Consolidation is needed in the play to gain economies of scale in development (CAPEX), operations (OPEX) and G&A

Consolidation of Multiple Operators Key to Unlocking Long-Term Synergies

Consolidation of Current Asset Base – D-J Basin Activity

Wattenberg Field Asset and Offset Operators



PEDEVCO Leasehold
Active Producing Wells
Weld
Morgan
FUNDARE
CIVITAS
MALLARD
Chevron
VERDAD
PDC ENERGY
OXY
Colorado

Source: Drillinginfo

Consolidation Highlights

- Consolidation in the D-J Basin began in 2021 and has continued into 2022 with Civitas and PDC Energy recently announcing several large transactions
- Collaboration is necessary on PED's acreage as several public and private equity-backed companies overlap our acreage with non-contiguous leasehold positions requiring force pooling to drill (45% WI required to force pool per regulations)
- PED is executing on joint development opportunities across its acreage block and looking to expand through AMI's
- PED acreage is HBP'd in rural areas of industry-friendly Weld and Morgan Counties in the resurgent Wattenberg Extension which realizes some of the highest IRRs in the country
- PED prefers to participate in non-operated projects with high-quality experienced operators to mitigate the complications of operations and the regulatory environment in Colorado while capturing the superior economics
- This strategy leaves option open for PED to serve as consolidation or reverse merger vehicle in the future

Assets

Permian Overview

Highlights

- ~33,000 Net Acres
  - Average acreage cost ~$440/acre
- Large, contiguous leasehold position
  - Chaveroo & Milnesand Oil Fields
    - 49 MMBOE cumulative production
    - 100% WI / ~82% NRI
    - 100% HBP & ~40% deep rights
    - 10 San Andres Hz producers
    - 10.5 MMBOE proved reserves YE2021
  - Chaveroo Northeast Field
    - 100% WI / ~77% NRI
    - 3 San Andres Hz producers
    - 1 Shut-in San Andres Hz producer
- Infrastructure In-Place
    - SWD, facilities, flowlines
    - Full-field electricity & lease roads
    - Gas sales points
    - Fresh water frac ponds
    - Field office & equipment yard

Acreage Leasehold Map



32E
33E
34E
6S
7S
8S
Acquired ~18,000 gross acres and 3 Hz producers from private operator in Feb. 2019
CHAVEROO NE
Acquired ~27,000 gross acres of proven main pay acreage with existing infrastructure and vertical production in Aug. 2018
CHAVEROO
MILNESAND
Acquired ~1,280 gross acres offsetting Chaveroo and additional acreage in Lea County in June 2019

Fully-Vetted Development Plan With Significant Upside

PEDEVCO

San Andres Development


CHAVEROO FIELD
2022 Planned Development Wells
2021/2022 Completed Wells
Existing San Andres Hz Wells
SWD
7S

Phase III Development

- Drilled two wells in 2021, completed in 2022
- Plan to drill up to 5 additional wells in 2H 2022
- Success of Phase I and II offset wells instills confidence in generating substantial economic returns in adjoining units.

San Andres Type Curve & Economics

5,000' Infill Type Well[1]	
Peak Rate (Boepd)	397
De (%)	92
B-factor	1.3
Dm (%)	8
EUR (MBoe)	341

5,000' Well Net Economics[2]	
D&C ($M)	2,700
LOE ($/Boe)	7.50
ROR (%)	>100
ROI (disc)	2.5
PV10 ($M)	4,000


Water (bbl/day)
Gas (Mcf/day)
Oil (bbl/day)
100000
1000
100
10000
100
10
1000
10
1
100
1
1
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031

(1) *Derived from December 31, 2021 reserve report type well curve parameters.*
(2) *Net working interest 100%., net revenue interest 82%. Price Deck – Oil $65/bbl, Gas $3/MMBtu*

PEDEVCO

San Andres' Advantaged Geology

World-Class Reservoir

- San Andres formation production represents ~40% of the 30 billion barrels (BBLs) of cumulative oil production in the Permian basin (through June 2015)[1]
  - > 10 BBLs cumulative production from more than 120 reservoirs[1]
- Well-established, conventional carbonate reservoir composed of porous dolomite with multiple high permeability zones
- Thick anhydrites and tight evaporites provide an excellent top seal
- Developed vertically for decades with limited hydraulic fracs
- Reservoir heterogeneity and minimal structural unconformities make it a superb horizontal play



Wasson, Seminole, Goldsmith
Vacuum, Gbg-Jk Maljamaar
Yates, Hobbs
Milnesand
Chaveroo
Slaughter
Brahaney
Levelland
1
2
3
4
5
1b
Mabee, Mid. Fms
Howard-Glasscock, Holt, SA Deep
Anhydrite and anhydritic dolostone
Restricted marine peloidal wk-pk and peritidal
High-energy ramp-crest grainstones
Outer ramp fusulinid-dominated facies
Open marine limestones and dolostones, L7-8
Deeper-water mudstones (Cutoff)

(1) Source: Center for Energy and Economic Diversification University of Texas of the Permian Basin. September 30, 2015
Prepared for: United States Department of Energy and National Energy Technology Laboratory

San Andres' Advantaged Geology (Cont.)

Stratigraphic Column and Type Log

Northwest Shelf Stratigraphy		
Period	**Formation**	
Permian	Rustler	
	Tansill	
	Yates	
	Seven Rivers	
	Queen	
	Grayburg	
	Upper San Andres	
	Lower San Andres	Anhydrite
		P1
		P2
		P3
		P4
		P5
	Glorietta	
	Yeso	
	Abo	
	Wolfcamp	
Pennsylvanian	Pennsylvanian	
Mississippian	Mississippian	
Devonian	Devonian	
Silurian	Fussleman	



4100'
4200'
4300'
4400'
NuTech

Differentiating Main Pay Zones and Transition Oil Zones

San Andres Oil Accumulation & Production History

- Oil was originally trapped in the San Andres by three types of pre-Tertiary traps: Structural, Stratigraphic, and Structurally enhanced Stratigraphic
- Legacy fields exist where oil accumulated in these traps to form thick oil columns (Main Pay Zones)
- Early completions stayed above the Oil-Water Contact and initially produced water-free oil
- Legacy San Andres fields lack sharp Oil-Water Contacts due to late-Tertiary, eastward tilting of the Northwest Shelf
- Transition Oil Zones (TOZs) & Residual Oil Zones (ROZs) were found to be very thick and became tertiary targets in the 1990s
- TOZs & ROZs not only lie beneath the legacy fields but also extend beyond the boundaries of legacy fields
- In 2009, operators began drilling horizontal wells into under-developed Main Pay Zones and wildcat horizontal wells into the Transition Oil Zones outside of the vertical economic limit of legacy fields



Extends Beyond Boundaries of Legacy Fields
Oil
Trap
Transitional Oil Zone (TOZ)
Base of Oil Saturation
100%
Oil Saturation
0%
Oil-Water Contact
Legacy Oil Target
TOZ
Average Oil Saturation Profile
Water
Increasing Water Saturation



Oil Saturation %
100
0
Oil-Water Contact
MAIN PAY ZONE
Initial Target of Primary Development
PED Horizontal Target
Transition Zone
Uneconomic Vertical Wells & Dry-Holes
Offset Operators Horizontal Target
Residual Zone
Tertiary Recovery Target

D-J Basin Overview

Highlights

- ~11,600 Net acres (all HBP'd)
- Acreage in rural areas of Weld and Morgan Counties
- Operator in 15 DSUs and holds 50+% WI in two other DSUs, collectively representing over 80% of net acreage
- 86 gross (22 net) wells
- 18 gross (16 net) operated wells
- 4.2 MMBOE proved reserves YE2021
- Field and Zones
  - Wattenberg Extension, Wattenberg Middle
  - Niobrara A, B & C and Codell
- Acreage located in area experiencing resurgent drilling activity due to strong production results from Gen 3 completion designs, lower service costs
- Go-forward strategy is to partner with and participate as a non-operated partner in all projects meeting PED internal hurdle rates.

Acreage



Advancing JV development opportunities. Active 2021 & 2022 development
Wattenberg Extension
Sold in 2019 for $6,000/acre cash plus acreage trade in Extension
Exploring JV development opportunities
Greeley
Middle Wattenberg
Sold in March 2021 for $6,000/acre + $500M PDP value.
Wattenberg
Gerkin

Notable Offset Operators and WI Partners

D-J Basin Development Potential

D-J Basin Stratigraphic Column Includes Multiple Formation Targets for Horizontal Development

Up to Five Stacked Pay Zones



Niobrara A
Niobrara B
Niobrara C
Codell
Greenhorn

Illustrative Downspacing
(16 wells per section)



1
2
3
4
5
6
7
8
1
2
3
4
5
6
7
8

Potential for 24 wells per section

Legacy Asset with Meaningful Upside Potential in Multiple Zones

D-J Basin – Exceptional Offset Well Performance

Wells Completed since January 2018 along with Planned Development


8N 62W
8N 61W
8N 59W
7N 62W
7N 61W
7N 60W
7N 59W
WI average >40% in 4 DSU's
PEDEVCO WI Units
Completed Non-Op Development 2021
AFE'd Non-Op Development 2022
Expected Non-Op Development 2022/2023
Operator 1
Operator 2
Operator 3
Operator 4

	Unit Name	Number of Wells	Prod Year	Max IP30 BOEPD	Avg. Proppant (lb/ft)	Lateral Length (ft)
1	Anderson Fed	9	2020	1,286	2,424	9,929
2	Green Teal Fed	2	2019	1,204	3,052	9,570
3	Shull Fed	8	2020	1,060	2,068	6,746
4	Boomslang Fed	8	2020	971	2,449	7,758
5	Stampede Fed	2	2019	964	2,098	8,058
6	Shoveler Fed	3	2020	954	3,463	7,522
7	Hunt 8-60-17A	4	2019	905	2,420	7,072
8	Dorothy State	7	2019	874	1,693	10,196
9	Harlequin	2	2021	828	2,895	10,343
10	Koloa	1	2020	802	3,068	9,767
11	Castor Fed	6	2019	772	2,564	6,751
12	Hale Fed	8	2021	693	2,513	7,052
13	Cinnamon Teal	2	2018	647	2,299	4,056
14	Hunt 8-60-6C	2	2018	623	2,222	9,665
15	Peggy	2	2019	498	1,488	4,592

Cumulative Production* (BOE) vs. Months Online


280,000
240,000
200,000
160,000
120,000
80,000
40,000
0
PEDEVCO Wattenberg Extension Type Curve
1 2 3 4 5 6 7 8 9 10 11 12

* Normalized to 7,500' lateral length

- Future development plans near exceptional offset well performance
  - 30-day IP ~1,000 BOEPD and cumulative production per well in excess of 200,000 BOE within first 12 months
  - Attributed to favorable geologic targeting and upsized completions (> 2,000 lbs/ft)
  - PEDEVCO high WI units expected to begin to be developed in 2022/2023

PEDEVCO

D-J Basin – Wattenberg Extension Permits & Future Development



T9N R62W
T9N R61W
T9N R60W
T9N R59W
T8N R62W
T8N R60W
T8N R59W
T7N R62W
T7N R61W
T7N R60W
WI average >80% in 2 DSU's
WI ranges from 25% to 70% in 5 DSU's
WI average ranges from 26% - 69% in 4 DSU's
Wild Horse Creek
Operator 1
Operator 2
Operator 3
Operator 4

Niobrara Type Curve & Economics

7,500' Type Well[(1)]	
Peak Rate (Boepd)	675
De (%)	95
B-factor	1.15
Dm (%)	7
EUR (MBoe)	506

7,500' Well Net Economics[(2)]	
D&C ($M)	4,500
LOE ($/Boe)	7.0
ROR (%)	>100
ROI (disc)	2.6
PV10 ($M)	6,870



Water (bbl/day)
Gas (Mcf/day)
Oil (bbl/day)
10000
1000
100
1000
100
10
100
10
1
10
1
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031

[(1)] Based on recent well performance offset PEDEVCO's D-J Basin acreage position
[(2)] Net working interest 100%., net revenue interest 83%. Price Deck – Oil $65/bbl, Gas $3/MMBtu

2022 Development Plan

- Capital expenditures for drilling and completion costs on our Permian Basin and D-J Basin assets are estimated to range between $33 million - $38 million and include:
  - Completion costs for two horizontal San Andres wells drilled in 2021 on our Permian Basin asset
  - Drilling and completion of up to five new horizontal San Andres wells on our Permian Basin asset
    - Completion of two wells may fall into 2023
  - Drilling and completion costs of six non-operated horizontal Niobrara wells on our D-J Basin asset where we hold and approximate 35% working interest – AFE'd and approved
  - Drilling and completion costs of eight non-operated horizontal Niobrara wells on our D-J Basin asset where we hold an approximate 4.5% working interest – AFE'd and approved
  - D-J Basin acquisition increasing interest in four wells PED participated in that were drilled in 2021 and acquiring interest in 6 additional wells drilled and completed in 2021 by another operator
  - Misc. capital expenditures are estimated to be approximately $2 million and include electric submersible pump ("ESP") purchases, rod pump conversions, recompletions, well cleanouts, leasing, facilities and other miscellaneous capital expenses

Our 2022 development program is based upon our current outlook for the remainder of the year and is subject to revision, if and as necessary, to react to market conditions, product pricing, contractor availability, requisite permitting and capital availability, capital allocation changes between assets, acquisitions, divestitures and other adjustments determined by the Company in the best interest of its shareholders while prioritizing our financial strength and liquidity

Management Team

Executive Team with a Strong Oil & Gas Background



Simon Kukes, CEO & Director

Mr. Kukes has served as the principal of his investment company, SK Energy LLC, since 2013. From 2005 to 2013, he served as CEO of Samara-Nafta, which partnered with Hess Corporation. Prior to that, he was President and CEO of Tyumen Oil Company from 1998 until it combined with British Petroleum in 2003 to create TNK-BP. Following his time at TNK, Mr. Kukes served as CEO and Chairman of Yukos Oil Company. From 1979 to 1987, he was the Technical Director of oil-refining and petro-chemistry for Phillips Petroleum, and in 1987 became Vice-President over marketing and business development for Amoco. Mr. Kukes also previously served on the Board of Directors of publicly-traded Amarin Corporation and Parker Drilling Company. In 1999, the Wall Street Journal named Mr. Kukes as one of the Top 10 Central European Executives. He is also the recipient of the American Society of Competition Development Award for Leadership and was named by The Financial Times and PricewaterhouseCoopers as one of the 64 most respected business leaders in the world in 2013. Mr. Kukes received his BS in Chemical Engineering from the University for Chemical Technology and his PhD in Physical Chemistry from the Academy of Sciences in Moscow, followed by a Postdoctoral Fellowship at Rice University in Houston. He has published over 60 scientific papers and two books on the oil and gas industry, and is the holder of more than 130 patents, primarily in Oil and Petrochemical Processing.



J. Douglas Schick, President

Mr. Schick has over twenty years of experience in the oil and gas industry. Prior to joining the Company, Mr. Schick co-founded American Resources, Inc., a Houston, Texas-based privately-held oil & gas investment, development and operating company and served as Chief Executive Officer (from August 2017 to the present) and as Chief Financial Officer and Vice President of Business Development (from August 2013 to August 2017). From 2011 to 2013 Mr. Schick consulted several private oil & gas companies on capital raising, M&A and finance. He was Vice President of Finance for Highland Oil and Gas, a private equity-backed E&P company headquartered in Houston, Texas (2011). He served as Manager of Planning and then Director of Planning at Houston, Texas-based Mariner Energy, Inc. (from December 2006 until its merger with Apache Corp. in December 2010), and in various roles of increasing responsibility in finance, planning, M&A, treasury and accounting at The Houston Exploration Company, ConocoPhillips and Shell Oil Company (from 1998 to 2006). Mr. Schick holds a BBA in Finance from New Mexico State University and an MBA with a specialization in Finance from Tulane University.

Technical Team – Operations, Development and Land team all have significant Horizontal San Andres drilling, completions and operations experience as well as significant experience developing and managing other conventional and unconventional assets throughout their careers. Members of the team have drilled over 50 horizontal San Andres wells and have been responsible for operating horizontal San Andres wells and thousands of vertical San Andres wells.

Administrative & Accounting – Our Administrative and Accounting team have over 100 years of combined oil and gas industry experience.